Exhibit 23.1
                                                                    ------------



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Snyder Communications, Inc.'s previously filed Registration Statement File Nos. 333-91009, 333-82467, 333-74741, 333-33829 and 333-13079.



                                                    ARTHUR ANDERSEN LLP



Vienna, Virginia
March 30, 2000




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